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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2002

PARK PLACE ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-14573	88-0400631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3930 Howard Hughes Parkway
Las Vegas, Nevada 89109
(Address of principal executive offices, including zip code)

(702) 699-5000
(Registrant's telephone number, including area code)

Item 5.    Other Events.

        On November 19, 2002, Park Place Entertainment Corporation (the "Company") issued a press release announcing the appointment of Wallace R. Barr as President and Chief Executive Officer of the Company and the resignation of Thomas E. Gallagher as President, Chief Executive Officer and a member of the Company's Board of Directors. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

  7(c)
  Exhibits

  99
  Press Release of Park Place Entertainment Corporation, dated November 19, 2002.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK PLACE ENTERTAINMENT CORPORATION
By:	/s/ KIM SINATRA Name: Kim Sinatra Title: Executive Vice President, Secretary and Chief Legal Officer

Dated: November 20, 2002

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Item 5. Other Events.
Item 7. Financial Statements and Exhibits.